STATEMENT TO NOTEHOLDERS

Household Mortgage Loan Trust 2003-HC1

Payment Number	6
Beginning Date of Collection Period	01-Nov-03
End Date of Collection Period	30-Nov-03
Payment Date	22-Dec-03
Previous Payment Date	20-Nov-03

Funds Disbursement
Available Payment Amount and Skip-A-Pay Advance/Reimbursement	53,294,888.77
Principal Collections	45,800,602.79
Interest Collections (net of servicing fee and principal recoveries)	7,040,910.56
Servicing Fee	453,375.42
Principal Recoveries	-
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	53,294,888.77
Interest Paid to Notes	1,267,803.76
Principal Paid to Notes	51,573,709.59
Transferor - pursuant to 5.01 (a) (xii)	-
Servicing Fee	453,375.42

Balance Reconciliation

Beginning Pool Balance	1,088,101,015.74
Principal Collections (including repurchases)	45,800,602.79
Losses	10,018.73
Ending Pool Balance	1,042,290,394.22

Collateral Performance
Cash Yield (% of beginning balance)	8.26%
Loss Rate (net of principal recoveries; % of beginning balance)	0.01%
Net Yield	8.25%
Cumulative Losses (% of original pool balance)	0.00%
Delinquent Loans
One Payment Principal Balance of loans	22,625,676.49
One Payment Number of loans	179
Two Payments Principal Balance of loans	4,251,838.51
Two Payments Number of loans	40
Three+ Payments Principal Balance of loans	10,009,685.80
Three+ Payments Number of loans	86

Two+ Payments Delinquency Percentage	1.37%
Two+ Payments Rolling Average	1.01%

Mortgage Loan Detail
Number purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number outstanding beginning of period	8,186
Number outstanding end of period	7,904
Number of REO	2
Principal Balance of REO	167,775.89

Overcollateralization
Begin OC Amount	149,843,940.36
OC Release Amount	0.00
Extra Principal Payment Amount	5,763,088.07
End OC Amount	155,607,028.43

Target OC Amount	157,549,648.94
Interim OC Amount	149,843,940.36
Interim OC Deficiency	7,705,708.58

Monthly Excess Cashflow	5,763,088.07
Principal Payment Amount	45,800,602.79
Principal Collections	45,800,602.79
OC Release Amount	-

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Cut-Off Date Pool Balance	1,312,913,741.20
Accrued Servicing Fee unpaid for previous Collection Periods	-

Interest Calculations
1 month LIBOR	1.12000%
Class A Formula Rate (1-mo. Libor plus 35bps)	1.47000%
Class A Note Rate	1.47000%
Class M Formula Rate (1-mo. Libor plus 65bps)	1.77000%
Class M Note Rate	1.77000%
Available Funds Cap	7.70091%

Class A Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	44.071990
2. Principal Payment per $1,000	43.048655
3. Interest Payment per $1,000	1.023335

B. Calculation of Class A Interest Due & Paid
1. Class A Note Rate	1.47000%
2. Days in Accrual Period	32

3. Class A Interest Due	1,021,098.11
4. Class A Interest Paid	1,021,098.11
5. Class A Supplemental Interest Amount Paid	0.00
6. Class A Interest Carry Forward Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Note Principal Amount, BOP	781,452,635.64
2. Class A Principal Due	42,954,550.88
3. Class A Principal Paid	42,954,550.88
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Note Principal Amount, EOP	738,498,084.76

7. Class A Note Principal Amount (EOP) as a % of Original Class A Note Balance	0.7401160
8. Class A Note Principal Amount as a % of the Pool Amount, EOP	0.7085339

Class M Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	44.280834
2. Principal Payment per $1,000	43.048655
3. Interest Payment per $1,000	1.232179

B. Calculation of Class M Interest Due & Paid
1. Class M Note Rate	1.77000%
2. Days in Accrual Period	32

3. Class M Interest Due	246,705.65
4. Class M Interest Paid	246,705.65
5. Class M Supplemental Interest Amount Paid	0.00
6. Class M Interest Carry Forward Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Note Principal Amount, BOP	156,804,439.74
2. Class M Principal Due	8,619,158.71
3. Class M Principal Paid	8,619,158.71
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Note Principal Amount, EOP	148,185,281.03

7. Class M Note Principal Amount (EOP) as a % of Original Class M Note Balance	0.7401160
8. Class M Note Principal Amount as a % of the Pool Amount, EOP	0.1421727